UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                   ----------
                                AMENDMENT NO.1 TO

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 15, 2004
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                           QUINTEK TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                             537 CONSTITUTION AVENUE
                                     SUITE B
                           CAMARILLO, CALIFORNIA 93012
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (805) 383-3914
                         -------------------------------
                         (Registrant's Telephone Number)

       CALIFORNIA                     0-29719                  77-0505346
----------------------------      ----------------        -------------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)             Identification No.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On March 15, 2004, the Company received a letter dated March 8, 2004 from Heard, McElroy &Vestal ("Heard McElroy") resigning as the Company's its independent public accountants. The decision to resign by Heard McElroy did not involve a dispute with the Company over accounting policies or practices. On March 24, 2004, the Company appointed Kabani & Company, Inc., Certified Public Accountants ("Kabani") as its new independent public accountants. The decision to retain Kabani was made by the Company's Board of Dirctors.

     The reports of Heard McElroy on the Company's financial statements for each of the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the fact that Heard McElroy, in its report for the past two fiscal years, has included an opinion that, due to the Company's lack of revenue producing assets and history of losses, there is doubt about the Company's ability to continue as a going concern.

     During the Company's two most recent fiscal years and through March 8, 2004, there were no disagreements with Heard McElroy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Heard McElroy's satisfaction, would have caused Heard McElroy to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years, except for the fact that Heard McElroy, in its report for the past two fiscal years, has included an opinion that, due to the Company's lack of revenue producing assets and history of losses, there is doubt about the Company's ability to continue as a going concern.

     During the Company's two most recent fiscal years and through March 15, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has provided Heard McElroy with a copy of this Item 4 disclosure and has requested that Heard McElroy review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit
16.1 to this Current Report.

     During the fiscal years ended June 30, 2003 and 2002, and the subsequent interim period up to March 8, 2004, the Company did not consult with Kabani regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting; or
(ii) any matter that was either the subject of a disagreement or a reportable event, as described in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


                    Exhibit 16.1 Letter from Heard, McElroy &Vestal to the Securities and Exchange Commission, dated April __, 2004 regarding change in certifying accountant.

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUINTEK TECHNOLOGIES, INC.


                                    BY: /s/ ROBERT STEELE, PRESIDENT
                                       -----------------------------------
                                            ROBERT STEELE


DATE: April 7, 2004





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